EXHIBIT 32




                            CERTIFICATION PURSUANT TO
         SECTION 1350, CHARPTER 63 of TITLE 18, UNITED STATES CODE,
                              AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT of 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the President and Chief Financial Officer of Oxford Technologies, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

  1. The Company's Annual Report on Form 10-K for the year ended December 31, 2005 ("10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. The information contained in the Company's 10-K being filed fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date:  August 2, 2006


/s/ Jacinta Sit
--------------------------------
Jacinta Sit, President and CFO
(Principal executive officer and principal financial officer)